UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 22, 2005

SUMMIT BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-11986	75-1694807

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer ID No.)

3880 Hulen Street, Fort Worth, Texas 76107

(Address of principal executive offices)

(817) 336-6817

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

                    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          On February 18, 2005, the Board of Directors of Summit Bancshares, Inc. (“Summit Bancshares”) amended the Bylaws of the Corporation to change the mandatory retirement age for Directors from 70 to 75.  The amendment to Bylaw 3.16 is filed herewith as Exhibit 99.1 to this Current Form 8-K and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are furnished with this Form 8-K.

	99.1	Resolution of Board of Directors, amending Bylaw 3.16 of the Bylaws of the Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUMMIT BANCSHARES, INC.

DATE: February 22, 2005	By:	/s/ BOB G. SCOTT

Bob G. Scott, Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Resolution of Board of Directors, amending Bylaw 3.16 of the Bylaws of the Corporation

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